Business combination	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Business Combination

Note 5 – Business combination

On February 27, 2015, BPPR, in an alliance with co-bidders, including BPNA, acquired certain assets and all deposits (other than certain brokered deposits) of former Doral Bank from the Federal Deposit Insurance Corporation (FDIC), as receiver.

Under the FDIC’s bidding format, BPPR was the lead bidder and party to the purchase and assumption agreement with the FDIC covering all assets and deposits acquired by it and its alliance co-bidders. BPPR entered into back to back purchase and assumption agreements with the alliance co-bidders for the transfer of certain assets and deposits. The other co-bidders that formed part of the alliance led by BPPR were FirstBank Puerto Rico, Centennial Bank, and a vehicle formed by J.C. Flowers III LP. BPPR entered into transition service agreements with each of the alliance co-bidders.

After taking into account the transfers to the unaffiliated alliance co-bidders, BPPR and BPNA assumed an aggregate of approximately $2.2 billion in deposits and acquired an aggregate of approximately $1.7 billion in commercial and residential loans, excluding the effects of purchase accounting adjustments.

BPPR assumed approximately $574 million in deposits associated with eight Puerto Rico branches of Doral Bank and approximately $425 million from its online deposit platform, and approximately $799 million in Puerto Rico residential and commercial loans.

BPNA assumed approximately $1.2 billion in deposits in three New York branches of Doral Bank, and acquired approximately $880 million in commercial loans primarily in the New York metropolitan area.

There is no loss-sharing arrangement with the FDIC on the acquired assets.

On February 27, 2015, the FDIC, as receiver for Doral Bank, accepted BPPR's bid for the purchase of the mortgage servicing rights on three pools of residential mortgage loans of approximately $5.0 billion in unpaid principal balance for a purchase price initially estimated at $48.6 million. As of February 27, 2015, the transfers of the mortgage servicing rights were subject to a number of specified closing conditions, including the consent of each of Ginnie Mae, Fannie Mae and Freddie Mac in a form acceptable to BPPR, and other customary closing conditions. Therefore, the fair value as of February 27, 2015 was recorded as a contingent asset as part of other assets in the Consolidated Statement of Condition. During the second quarter of 2015, BPPR completed the acquisition of the mortgage servicing rights pools on the three pools for an aggregate purchase price of $56.2 million, including certain servicing advances purchased. As a result of the completion of these transactions, during the second quarter of 2015 BPPR reclassified the contingent asset from other assets to mortgage servicing rights.

During the fourth quarter of 2015 the Corporation early adopted ASU 2015-16 “Business Combination”. Accordingly, adjustments to the initial fair value estimates identified during the measurement period are being recognized in the reporting period in which the adjustment amounts are determined. Pursuant to ASU 2015-16, adjustments were made effective in the fourth quarter of 2015 to the estimated fair values of assets and liabilities assumed with the Doral Bank Transaction to reflect new information obtained during the measurement period (as defined by ASC Topic 805) about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition-date fair value measurements. The fair values assigned to the assets acquired and liabilities assumed are subject to refinement up to one year after the closing date of the acquisition as new information relative to closing date fair values become available, and thus the recognized goodwill may increase or decrease.

During the second and third quarters of 2015, retrospective adjustments were made to the estimated fair values of certain assets and liabilities assumed with the Doral Bank Transaction to reflect new information obtained about facts and circumstances that existed as of the acquisition date. The retrospective adjustments resulted in a decrease of $2.1 million to the initial fair value estimate of the mortgage servicing rights, a decrease in other liabilities assumed of $0.5 million and, an increase of $2.6 million in the receivable from the FDIC related to the acquisition cost of deposits, all of which were adjusted against goodwill.

The following table presents the fair values of major classes of identifiable assets acquired and liabilities assumed by the Corporation as of February 27, 2015.

	Book value prior to
	purchase accounting	Fair value	Additional	As recorded by
(In thousands)	adjustments	adjustments	consideration[1]	Popular, Inc.
Assets:
Cash and due from banks	$339,633	$-	$-	$339,633
Investment in available-for-sale securities	172,706	-	-	172,706
Investments in FHLB stock	30,785	-	-	30,785
Loans	1,679,792	(161,218)	-	1,518,574
Accrued income receivable	7,808	-	-	7,808
Receivable from the FDIC	-	-	480,137	480,137
Core deposit intangible	23,572	(10,762)	-	12,810
Other assets	67,676	7,569	-	75,245
Total assets	$2,321,972	$(164,411)	$480,137	$2,637,698

Liabilities:
Deposits	$2,193,404	$9,987	$-	$2,203,391
Advances from the Federal Home Loan Bank	542,000	5,187	-	547,187
Other liabilities	50,728	(511)	-	50,217
Total liabilities	$2,786,132	$14,663	$-	$2,800,795
Excess of liabilities assumed over assets acquired	$464,160
Aggregate fair value adjustments		$(179,074)
Additional consideration			$480,137
Goodwill on acquisition				$163,097
[1] The additional consideration represents the cash to be received from the FDIC for the difference between the net liabilities assumed and the net premium paid on the transaction.

The following table presents the principal changes in fair value as previously reported in the Corporation’s Form 10-Q as of September 30, 2015 and the revised amounts recorded during the measurement period.

	February 27, 2015	February 27, 2015
	As recasted[a]	As previously
(In thousands)		reported[b]	Change
Assets:
Loans	$1,518,574 [c]	$1,665,756	$(147,182)
Goodwill	163,097	41,633	121,464
Core deposit intangible	12,810	23,572	(10,762)
Receivable from the FDIC	480,137 [c]	441,721	38,416
Other assets	626,177	626,177	-
Total assets	$2,800,795	$2,798,859	$1,936

Liabilities:
Deposits	$2,203,391	$2,201,455	$1,936
Advances from the Federal Home Loan Bank	547,187	547,187	-
Other liabilities	50,217	50,217	-
Total liabilities	$2,800,795	$2,798,859	$1,936
[a] Amounts reported include retrospective adjustments during the measurement period, in accordance with U.S. GAAP, related to the Doral Bank Transaction.
[b] Amounts are presented as previously reported in the Form 10-Q as of September 30, 2015.
[c] Balances recasted include a reclassification to the Receivable from the FDIC of approximately $38.4 million of loans that were subsequently determined to be excluded from the Doral Bank Transaction and repurchased by the FDIC.

The decline in the fair value of the loans from the preliminary estimated amounts is mainly attributed to higher estimated credit losses on the portfolio of taxi medallion loans acquired by BPNA, which had an unpaid principal balance of $248.6 million and a revised fair value of $154.9 million. This remeasurement resulted in a negative adjustment of approximately $76.9 million to this portfolio. The main factors that influenced the revised estimated credit losses included borrower concentration in the portfolio, review of collateral values and borrowers’ payment capacity after a more thorough due diligence process.

The impact in the results of operations for the period from February 28, 2015 through December 31, 2015 as a result of the recasting was an increase in net income of $3.4 million, as detailed in the following table.

Impact in results
(In thousands)	of Operations

Interest Income - Loans (amortization of loan discount)	$607
Interest Expense - Deposits (amortization of deposits interest expense)	(1,345)
Net Interest Income	1,952
Non Interest Income - Gain on Sale of Loans	833
Other Operating Expenses - Amortization of Intangibles	(628)
Income Before Taxes	$3,413

The operating results of the Corporation for the year ended December 31, 2015 includes the operating results produced by the acquired assets and assumed liabilities. This includes for the year ended on December 31, 2015 approximately $108.2 million in gross revenues and approximately $67.5 million in operating expenses, of which $28.5 million are expenses directly associated with the Doral Bank Transaction. The Corporation believes that given the amount of assets and liabilities assumed, the size of the operations acquired in relation to Popular’s operations and the significant amount of fair value adjustments, the historical results of Doral Bank are not meaningful to Popular’s results, and thus no pro forma information is presented.

The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed on the Doral Bank Transaction:

Loans

Fair values of loans were based on a discounted cash flow methodology. Certain loans were valued individually, while other loans were valued as pools. Aggregation into pools considered characteristics such as loan type, payment term, rate type and accruing status. Principal and interest projections considered prepayment rates and credit loss expectations. The discount rates were developed based on the relative risk of the cash flows, taking into account principally the loan type, market rates as of the valuation date, liquidity expectations, and the expected life of the loans.

Mortgage Servicing Rights (recorded as Contingent Asset at February 27, 2015)

The Corporation uses a discounted cash flow model to estimate the fair value of mortgage servicing rights. The discounted cash flow model incorporates assumptions that market participants would use in estimating future net servicing income, including estimates of prepayment speeds, discount rate, cost to service, escrow account earnings, contractual servicing fee income, prepayment and late fees, among other considerations. The mortgage servicing rights from the Doral Bank Transaction were recorded at the BPPR reportable segment.

Goodwill

The amount of goodwill is the residual difference in the fair value of liabilities assumed and net consideration paid to the FDIC over the fair value of the assets acquired. The goodwill created by this transaction is driven by the deployment of capital with meaningful earnings accretion and significant cost savings opportunities. In addition to strengthening the Corporation’s Puerto Rico franchise, the transaction grows the U.S. business through the addition of an attractive commercial platform. The goodwill is deductible for income tax purposes. The goodwill from the Doral Bank Transaction was assigned to the BPPR and BPNA reportable segments based on the relative fair value of the assets acquired and liabilities assumed.

Core deposit intangible

This intangible asset represents the value of the relationships that Doral Bank had with its deposit customers. The fair value of this intangible asset was estimated based on a discounted cash flow methodology that gave appropriate consideration to expected customer attrition rates, cost of the core deposit base, interest costs, and the net maintenance cost attributable to customer deposits, and the cost of alternative funds. The core deposit intangible asset will be amortized over a period of ten years.

Deposits

The fair values used for the demand deposits that comprise the transaction accounts acquired, which have no stated maturity and include non-interest bearing demand deposits, savings, NOW, and money market accounts, by definition equal the amount payable on demand at the reporting date. The fair values for time deposits were estimated using a discounted cash flow calculation that applies interest rates currently offered to comparable time deposits with similar maturities, and also accounts for the non-performance risk by using internally-developed models that consider, where applicable, the remaining term and the credit premium of the institution.